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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                            EMERALD FUNDS
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------
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                                 EMERALD FUNDS

                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                  MAY 29, 1996
                                IMPORTANT NOTICE

    The Special Meeting of Shareholders of Emerald Funds will be held on MAY 29, 1996 (not May 3, 1996) at the Company's offices at 3435 Stelzer Road, Columbus, Ohio 43219-3035 at 8:30 a.m., local time. All references to the Meeting date in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement of Emerald Funds dated April 22, 1996 are modified accordingly.
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                                 EMERALD FUNDS
                                     PROXY

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EMERALD FUNDS (the "Company") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Company's offices, 3435 Stelzer Road, Columbus, Ohio 43219-3035, on May 29, 1996 at 8:30 a.m. (local time).

    The undersigned hereby appoints Hugh Fanning, William J. Tomko and George Martinez, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in all portfolios of the Company that are held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. ELECTION OF TRUSTEES    FOR all nominees listed    WITHHOLD AUTHORITY
                           below                      TO VOTE FOR ALL NOMINEES
                           (EXCEPT AS MARKED TO THE   LISTED BELOW / /
                           CONTRARY BELOW) / /

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
                  LINE THROUGH HIS/HER NAME IN THE LIST BELOW:

          Chesterfield H. Smith, Albert D. Ernest, Raynor E. Bowditch,
                John G. Grimsley, Mary Doyle, Harvey R. Holding
                                        ________________________________________

2. Proposal to ratify the selection of Price Waterhouse LLP as independent accountant for the Company for its fiscal year ending November 30, 1996.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                          (CONTINUED ON REVERSE SIDE)
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    Every  properly signed proxy  will be voted in  the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of Trustees and FOR Proposal (2).

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                                              DATED ______________________, 1996
                                              __________________________________
                                                          Signature
                                              __________________________________
                                                  Signature, if held jointly

                                              (Please sign exactly as your  name
                                              appears  hereon.  When  shares are
                                              held by joint tenants, both should
                                              sign. When signing as attorney  or
                                              executor,  administrator,  trustee
                                              or  guardian,  please  give   full
                                              title  as such.  If a corporation,
                                              please sign in full corporate name
                                              by president  or other  authorized
                                              officer.  If a partnership, please
                                              sign  in   partnership   name   by
                                              authorized person.)